SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                             HOMESTEAD BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             HOMESTEAD BANCORP, INC.
                             195 North Sixth Street
                          Ponchatoula, Louisiana 70454
                                 (504) 386-3379

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 12, 2000

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Homestead Bancorp, Inc. (the "Company") will be held at the Company's office located at 195 North Sixth Street, Ponchatoula, Louisiana 70454 on Wednesday, April 12, 2000 at 10:00 a.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

         (1) To elect three directors for terms of three years or until their successors have been elected and qualified;

         (2) To amend the 1999 Stock Option Plan and the 1999 Recognition and Retention Plan and Trust Agreement;

         (3)      To ratify the  appointment of Hannis T.  Bourgeois,  L.L.P. as
                  the  Company's   independent  auditors  for  the  year  ending
                  December 31, 2000; and

         (4) To transact such other business as may properly come before the meeting or any adjournment thereof. Except with respect to procedural matters incident to the conduct of the meeting, management is not aware of any other such business.

         Stockholders of record of the Company as of the close of business on March 1, 2000 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                     BY ORDER OF THE BOARD OF DIRECTORS



                                           /s/Lawrence C. Caldwell, Jr.,
                                           -----------------------------
                                           Lawrence C. Caldwell, Jr.,
                                           President and Chief Executive Officer



Ponchatoula, Louisiana
March 10, 2000


--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

--------------------------------------------------------------------------------

                             HOMESTEAD BANCORP, INC.


                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS

                                 April 12, 2000


       This Proxy Statement is being furnished to the holders of common stock, par value $.01 per share ("Common Stock"), of Homestead Bancorp, Inc. (the "Company"), which acquired all of the common stock of Ponchatoula Homestead Savings, F.A. (the "Association") in connection with the reorganization of the Association from the mutual holding company structure to the stock holding company structure in July 1998 (the "Conversion"). The Association changed its name to Homestead Bank (the "Bank") effective June 30, 1999. References to the Bank include the Association.

       Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Company's office located at 195 North Sixth Street, Ponchatoula, Louisiana 70454 on Wednesday, April 12, 2000 at 10:00 a.m., Central Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about March 10, 2000.

       Each proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for each of the matters described herein and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

       Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (a) filing with the Secretary of the Company written notice thereof (Barbara B. Theriot, Secretary, Homestead Bancorp, Inc., 195 North Sixth Street, Ponchatoula, Louisiana 70454); (b) submitting a duly executed proxy bearing a later date; or (c) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.


                            VOTING AND REQUIRED VOTES

       Only stockholders of record at the close of business on March 1, 2000 (the "Voting Record Date"") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 1,130,326 shares of Common Stock issued and outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock outstanding is entitled to one vote at the Annual Meeting on each matter properly presented at the Annual Meeting.

       Directors are elected by a plurality of the votes cast with a quorum present. A quorum consists of stockholders representing, either in person or by proxy, a majority of the outstanding Common Stock entitled to vote at the meeting. Abstentions are considered in determining the presence of a quorum but will not affect the plurality vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes present in person or by proxy is required to ratify the appointment of the independent auditors. Under rules applicable to broker-dealers, the election of directors and the ratification of the auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

       The proposal to amend the 1999 Stock Option Plan (the "Option Plan") and the 1999 Recognition and Retention Plan and Trust Agreement (the "Recognition Plan") requires the affirmative vote of the holders of a majority of the total votes actually cast in person or by proxy at the meeting for approval. Under rules applicable to broker dealers, this proposal is also a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. As a result, there will not be any "broker non-votes" at the meeting. Abstentions are considered in determining the presence of a quorum but will not affect the vote on this proposal.

          INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS
                   WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

Election of Directors

       The Bylaws of the Company presently provide that the Board of Directors shall consist of seven members, and the Articles of Incorporation and Bylaws of the Company presently provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years or until their successors are elected and qualified. One class of directors is to be elected annually. There are no arrangements or understandings between the Company and any person pursuant to which such person has been elected or nominated as a director, and no director or nominee for director is related to any other director, nominee for director or executive officer of the Company by blood, marriage or adoption.

       Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.


                                                          Position with the Company and the
                                                            Bank and Principal Occupation                Director
Name                                   Age(1)                 During the Past Five Years                  Since(2)
-------------------------------------------------------------------------------------------------------------------

                                         Nominees for Term Expiring in 2003

Lawrence C. Caldwell, Jr.                52       Director, President and Chief Executive                   1984
                                                  Officer of the Company since February 1998
                                                  and of the Bank since January 1994.  From
                                                  1984 until January 1994, served as Executive
                                                  Vice President and Chief Executive Officer
                                                  of the Bank.  Former Chairman of Louisiana
                                                  League of Savings Institutions and
                                                  Commissioner on the Louisiana Housing
                                                  Finance Agency.

Dennis E. James                          40       Director; Audit Partner with Durnin &                     1996
                                                  James, CPA, Ponchatoula, Louisiana, since
                                                  1993.


Allen B. Pierson, Jr.                    63       Director; retired attorney; from 1991 to May              1989(3)
                                                  1996, a Partner with the law firm of
                                                  Matheny and Pierson, Ponchatoula,
                                                  Louisiana.

The Board of Directors recommends that you vote FOR the election of the above nominees for director.

                                         Directors Whose Terms Expire in 2001

John C. Bohning                          58       Director; President and manager of                        1974
                                                  Bohning's Supermarket, Ponchatoula,
                                                  Louisiana, since 1961

Milton J. Schanzbach                     73       Chairman of the Board; Retired optometrist.               1978



                                         Directors Whose Terms Expire in 2002

Robert H. Gabriel                        44       Director; President of Gabriel Bldg. Supply               1996
                                                  Co., Inc., Ponchatoula, Louisiana, since 1982

Barbara B. Theriot                       55       Director, Secretary and Treasurer of the                  1994
                                                  Company since February 1998 and of the
                                                  Bank since 1984.

------------------

(1)  As of December 31, 1999.
(2)  Includes  service as a director of the Bank.
(3) In addition, Mr. Pierson served as a director of the Bank from 1969 to 1983.

Stockholder Nominations

       Article 6.F of the Company's Articles of Incorporation governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 120 days prior to the anniversary date of the initial mailing of proxy materials by the Company in connection with the immediately preceding annual meeting.
Article 6.F also requires the notice of stockholder nominations to provide certain information.

Board Meetings and Committees

       The Board of Directors of the Company met eight times during the year ended December 31, 1999. Directors of the Company receive no fees from the Company for attending Board of Directors meetings or committee meetings. The Board of Directors has an audit committee as described below. The Board of Directors of the Company does not have any separate executive, compensation or nominating committees. No director of the Company attended fewer than 75% in the aggregate of the meetings of the Board of Directors held during 1999 and the total number of meetings held by all committees of the Board on which he served during the year.

       The Audit Committee reviews the scope and results of the audit performed by the Company's independent auditors and reviews with management and such independent auditors the Company's system of internal control and audit. The Audit Committee also reviews all examination and other reports by federal banking regulators. The members of the Audit Committee for both the Company and the Bank are Messrs. Schanzbach (Chairman), Bohning, Gabriel, James and Pierson. The Audit Committee is the same for the Company and the Bank and met once in 1999.

       The full Board of Directors of the Company serves as the Nominating Committee and met once during 1999 in such capacity. Although the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders of the Company. Article 6.F of the Company's Articles of Incorporation provides certain procedures which stockholders must follow in making director nominations.

       Regular meetings of the Board of Directors of the Bank are held once a month and special meetings of the Board of Directors are held from time-to-time as needed. There were 12 meetings of the Board of Directors of the Bank held during 1999. No director attended fewer than 75% of the total number of meetings of the Board of Directors of the Bank during 1999 and the total number of meetings held by all committees of the Board on which the director served during such year.

       The Board of Directors of the Bank has established an Executive Committee, which is authorized to act with the same authority as the Board of Directors between meetings of the Board. Currently, the entire Board of Directors serves as members of this Committee. The Executive Committee met 38 times during 1999.

       The Board of Directors has established a Compensation Committee to administer employee benefit plans and to review existing compensation. The Compensation Committee consists of the five non-employee directors of the Bank and met once during 1999.

       The entire Board of Directors performs the functions of a nominating committee. Article II, Section 14 of the Bylaws of the Company provides that the Board of Directors shall act as a nominating committee for selecting the nominees for election as directors. The Board of Directors, acting in its capacity as the nominating committee, met once during 1999.

Directors' Compensation

       Each director of the Bank receives $500 per month (paid semi-annually) for service on the Board of Directors and $500 per month (paid semi-annually) for service on the Bank's Executive Committee. Mr. Schanzbach receives an additional $300 per month (paid monthly) as Chairman of the Board of Directors of the Bank.

Executive Officers Who Are Not Directors

       The only executive officer of the Company who is not a director is Kelly Morse, who has been the Comptroller and Chief Financial Officer of the Company since February 1998 and Comptroller of the Bank since November 1993. Mr. Morse is 32 years old at December 31, 1999. There are no arrangements or understandings between the Company and Mr. Morse pursuant to which he was elected an executive officer of the Company, and he is not related to any director or officer of the Company by blood, marriage or adoption.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (a) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("1934 Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (b) the directors of the Company, and (c) all directors and executive officers of the Company and the Bank as a group.

                                                          Common Stock
                                                     Beneficially Owned as of
                                                      March 1, 2000(1)(2)(3)
                                                    --------------------------
                Name of Beneficial Owner                    Amount           %
                ------------------------                    ------          ----
Homestead Bancorp, Inc.
Employee Stock Ownership Plan Trust
195 North Sixth Street
Ponchatoula, Louisiana 70454                               89,563(4)        7.9%

David M. Knott
485 Underhill Boulevard, Suite 205
Syosset, New York 11791                                   104,000(5)        9.2%

Directors:
  John C. Bohning                                          11,577           1.0%
  Lawrence C. Caldwell, Jr                                 56,210(6)        4.9%
  Robert H. Gabriel                                         8,967(7)         .8%
  Dennis E. James                                           7,182(8)         .6%
  Allen B. Pierson, Jr                                     34,258(9)        3.0%
  Milton J. Schanzbach                                     12,250(10)       1.1%
  Barbara B. Theriot                                       39,398(11)       3.5%
All directors and executive officers of the  Company
  and the Bank as a group (eight persons)                 171,883          15.1%

-------------

(1) Based upon information furnished by the respective persons. Pursuant to rules promulgated under the 1934 Act, a person is deemed to beneficially own shares of Common Stock if he or she directly or indirectly has or shares (a) voting power, which includes the power to vote or to direct the voting of the shares; or (b) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting power and sole investment power with respect to the indicated shares.

(2) Under applicable regulations, a person is deemed to have beneficial ownership of any shares of Common Stock which may be acquired within 60 days of the date shown pursuant to the exercise of outstanding stock options. Shares of Common Stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of Common Stock owned by any other person or group. The amounts set forth in the table include shares which may be received upon the exercise of stock options pursuant to the 1996 Stock Incentive Plan within 60 days of the date shown as follows: for Mrs. Theriot, 3,036 shares; for Mr. Caldwell, 5,310 shares; and for all directors and executive officers as a group, 8,493 shares.


                                              (Footnotes continued on next page)

(3) Includes unvested restricted shares granted pursuant to the Company's two Management Recognition Plans adopted in 1996 and its 1999 Recognition and Retention Plan ("MRPs") as follows: for Mrs. Theriot, 12,010 shares; for Mr. Caldwell, 12,618 shares; for each of Messrs. Bohning, Schanzbach, James and Pierson, 2,479 shares; for Mr. Gabriel, 2,309 shares; and for all directors and executive officers as a group, 36,975 shares. While these restricted shares have not yet vested or been distributed to the recipient of the grant, the grant recipients are entitled to vote the restricted shares.

(4) The Homestead Bancorp, Inc. Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Homestead Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Messrs. Caldwell, James and Kelly Morse, who act as trustees of the plan ("Trustees"). As of the Voting Record Date, 76,129 shares of Common Stock held in the Trust were unallocated and 13,434 shares had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees will generally vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees and will generally vote unallocated shares held in the ESOP in the same proportion for and against proposals to stockholders as the ESOP participants and beneficiaries actually vote shares of Common Stock allocated to their individual accounts, subject in each case to the fiduciary duties of the ESOP trustees and applicable law. Any allocated shares which either abstain on the proposal or are not voted will generally be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries. The amount of Common Stock beneficially owned by each individual trustee or all directors and executive officers as a group does not include the unallocated shares held by the Trust. The total for all directors and executive officers as a group includes 998 shares allocated to the ESOP accounts of the three executive officers. Such amount does not include the December 31, 1999 allocation, as the individual allocations have not yet been determined.

(5)    In his Schedule 13G, Mr. Knott claimed sole voting and dispositive  power
       over  57,700  shares  and  shared  voting  and  dispositive   power  with
       unspecified persons over the remaining 46,300 shares.

(6) Includes 3,522 shares which are owned jointly with Mr. Caldwell's spouse, 2,000 shares owned by his spouse, 30,073 shares held by the Bank's Profit Sharing Plan for the account of Mr. Caldwell, and 567 shares allocated to Mr. Caldwell's ESOP account.

(7)    Includes 500 shares held for Mr. Gabriel's children.

(8)    Includes 739 shares which are owned jointly with Mr. James' spouse.

(9) Includes 18,052 which are owned jointly with Mr. Pierson's spouse and 12, 000 shares held in Mr.Pierson's IRA account.

(10) Includes 8,044 shares which are owned jointly with Mr. Schanzbach's spouse.

(11) Includes 6,696 shares which are owned jointly with Mrs. Theriot's spouse, 16,038 shares held by the Bank's Profit Sharing Plan for the account of Mrs. Theriot, and 407 shares allocated to Mrs. Theriot's ESOP account.

Section 16(a) Beneficial Ownership Reporting Compliance

       Under Section 16(a) of the 1934 Act, the Company's directors, officers and any persons holding more than 10% of the Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission ("Commission") and the National Association of Securities Dealers, Inc. ("NASD") by specific dates. Based on representations of its directors and officers and copies of the reports that they have filed with the Commission and the NASD, the Company believes that all of these filing requirements were satisfied by the Company's directors and officers in the year ended December 31, 1999.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

       The following table sets forth a summary of certain information concerning the compensation paid by the Company and the Bank for services rendered in all capacities during the year ended December 31, 1999 to the President and Chief Executive Officer of the Company and the Bank. No executive officer of the Company or the Bank received total compensation in excess of $100,000 during 1999.

                                           Annual Compensation

                                                                   Other
         Name and            Fiscal                                Annual
    Principal Position        Year    Salary(1)     Bonus     Compensation(2)


Lawrence C. Caldwell, Jr.     1999       $96,000      $7,493         --
  President and Chief         1998        88,410       5,358         --
  Executive Officer           1997        82,200       5,016         --

==========================  ======== ===========  ==========  ================

                                            Long-Term Compensation
                                          Awards                Payouts
         Name and                                                              All Other
    Principal Position                                                      Compensation(5)

                                                 Securities
                                Restricted       Underlying       LTIP
                               Stock Award(3)    Options(4)     Payouts

Lawrence C. Caldwell, Jr.              $89,560         27,985          --            $  6,217
  President and Chief                       --             --          --              11,784
  Executive Officer                         --             --          --              10,764

==========================  ==================  =============  ==========  ==================

(1)    Includes Board fees of $12,000 in 1999, $10,200 in 1998 and $10,200 in 19
       97.  See "- Directors' Compensation."

(2) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management of the Company, the costs to the Company of providing such benefits to the named executive officer during the year ended December 31, 1999 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for such individual.

(3) Represents the grant of 11,195 shares of restricted Common Stock pursuant to the 1999 Recognition and Retention Plan and Trust Agreement, which shares were deemed to have had the indicated value at the date of grant. The unvested shares of restricted stock had a fair market value of $78,365 at December 31, 1999, based on the $7.00 per share closing market price on such date. The award vests at the rate of 20% a year over a five-year period commencing on the first anniversary of the date of grant, and dividends are paid on the restricted shares.

(4) Consists of stock options granted pursuant to the 1999 Stock Option Plan, which options vest and are exercisable at the rate of 20% a year over a five-year period commencing on the first anniversary of the date of grant.

(5) Consists of amounts allocated, accrued or paid by the Bank on behalf of Mr. Caldwell pursuant to the Bank's Profit Sharing Plan. The 1999 amount does not include the Common Stock to be allocated to Mr. Caldwell's ESOP account for 1999, as such amount has not yet been determined.

Employment Agreements

       In connection with the Conversion, the Company and the Bank (the "Employers") entered into employment agreements with each of Mr. Caldwell and Ms. Theriot. The Employers have agreed to employ the executives for a term of three years commencing July 17, 1998, in each case in their current respective positions. The agreements provide that Mr. Caldwell and Ms. Theriot will be paid their current salary levels of $84,000 and $60,000, respectively, which amounts may be increased from time to time. The executives' compensation and expenses shall be paid by the Company and the Bank in the same proportion as the time and services actually expended by the executives on behalf of each respective Employer. The employment agreements will be reviewed annually, and the term of the executives' employment agreements shall be extended each year for a successive additional one-year period upon the approval of the Employers' Boards of Directors, unless either party elects, not less than 30 days prior to the annual anniversary date, not to extend the employment term.

       Each of the employment agreements are terminable with or without cause by the Employers. The executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or after termination by the Employers for cause, disability or retirement. The agreements provide for certain benefits in the event of the executive's death. In the event that

       (1) either executive terminates his or her employment because of failure to comply with any material provision of the employment agreement or the Employers change the executive's title or duties or

       (2) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by the executive as a result of certain adverse actions which are taken with respect to the executive's employment following a change in control of the Company, as defined, then the executives will be entitled to a cash severance amount equal to three times his or her average annual compensation for the last five calendar years, plus the continuation of certain miscellaneous fringe benefits, subject to reduction pursuant to Section 280G of the Code as set forth below in the event of a change in control.

       A change in control is generally defined in the employment agreements to include any change in control of the Company required to be reported under the federal securities laws, as well as (1) the acquisition by any person of 20% or more of the Company's outstanding voting securities and (2) a change in a majority of the directors of the Company during any three-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

       Each employment agreement provides that, in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced by the amount which is the minimum necessary to result in the payments not exceeding three times the recipient's average annual compensation from the employer which was includable in the recipient's gross income during the most recent five taxable years (the "Section 280G Limit"). As a result, none of the severance payments will be subject to a 20% excise tax, and the Employers will be able to deduct such payments as compensation expense for federal income tax purposes. If a change in control was to occur in 2000, the Section 280G Limit for Mr. Caldwell and Ms. Theriot would be approximately $270,000 and $195,000, respectively.

       Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect. The Company and/or the Bank may determine to enter into similar employment agreements with other officers in the future.

Existing Stock Options

       The following table sets forth, with respect to the executive officer named in the Summary Compensation Table, information with respect to stock options granted during 1999.


                                                                  Individual Grants

                                                  Percent of Total
                                  Options        Options Granted to       Exercise
              Name                Granted           Employees(2)            Price        Expiration Date
              ----                -------           ------------            -----        ---------------
Lawrence C. Caldwell, Jr.         27,985(1)             33.3%               $8.00(3)         May 5, 2009

---------------------

(1) None of the indicated awards were accompanied by stock appreciation rights.
(2)    Percentage of options granted to all employees and directors during 1999.
(3) The exercise price was based on the market price of the Common Stock on the date of the grant.

       No options were exercised by executive officers during 1999. The following table sets forth, with respect to the executive officer named in the Summary Compensation Table, information with respect to the number of shares of Common Stock covered by options held at the end of the fiscal year and the value with respect thereto.

                                   Shares                                 Number of                      Value of Unexercised
                                  Acquired                           Unexercised Options                  in the Money Options
                                     on           Value              at Fiscal Year End                  at Fiscal Year End(1)
                                                                   --------------------                ----------------------
             Name                 Exercise       Realized     Exercisable      Unexercisable      Exercisable        Unexercisable
----------------------------    -----------    ----------   -------------   ----------------    -------------      ----------------
Lawrence C. Caldwell, Jr.            --             --          5,310              31,535            $14,549             $9,727



(1) Based on a per share market price of Common Stock of $7.00 at December 31, 1999, minus the applicable exercise price per share.

Profit Sharing Plan

       The Bank maintains an Employee Profit Sharing Trust (the "Profit Sharing Plan"), which is a tax- qualified defined contribution plan. Full-time employees who have been credited with at least six consecutive months of service and who have attained age 20 are eligible to participate in the Profit Sharing Plan. Under the Profit Sharing Plan, a separate account is established for each participating employee, and the Bank may make discretionary contributions to the Profit Sharing Plan which are allocated to the participants' accounts. Distributions from the Profit Sharing Plan are made upon termination of service either in a lump sum or in installments over a period not to exceed the greater of the life expectancy of the participant or the joint survivor life expectancy of the participant and his or her designated beneficiary, or upon application in case of specified financial hardship.

       The Profit Sharing Plan was amended in 1994 to permit each participant to direct the trustee of the plan with respect to the investment of his or her vested account balances within the plan into four alternative investment funds, including a Fixed Income Fund; the Vanguard Wellington Fund; an Employer Stock Fund; and the Vanguard Windsor II Fund. The Profit Sharing Plan purchased shares of Common Stock on August 31, 1994 in connection with the initial formation of Homestead Mutual Holding Company and on July 17, 1998 in connection with the Conversion. Such shares were purchased in accordance with instructions from participants who authorized their vested account balances to be used to purchase Common Stock. As of the Voting Record Date, the Profit Sharing Plan held 81,951 shares of Common Stock. Each participant has the right to direct the trustee as to the manner in which whole and partial shares of Common Stock allocated to his or her account are to be voted. The trustee shall vote allocated shares of Common Stock for which it has not received directions from a participant, and any unallocated shares, in the same proportion for and against proposals to stockholders of the Company as participants and their beneficiaries actually vote shares of Common Stock which have been allocated to their individual participant's accounts.

       Prior to April 1, 1998, participants were not permitted to make contributions to their accounts within the Profit Sharing Plan. The plan was amended effective April 1, 1998 to incorporate a 401(k) feature, pursuant to which employees are permitted to contribute a portion of their annual base salary (excluding incentive bonuses, stock benefit plans and any other form of compensation), with the annual contribution not to exceed $10,000 in 1999. The Bank will make matching contributions equal to 100% of each employee's contribution up to 7.5% of the employee's annual base salary. As of April 1, 1998, the investment alternatives available to participants were expanded to include nine different mutual funds (equity funds, bond funds and money market funds), the Common Stock, deposit accounts and whole life insurance. An independent third party administrator administers the amended plan.

Employee Stock Ownership Plan

       The Company has established the ESOP for employees of the Company and the Bank to become effective upon the Conversion. Full-time employees of the Company and the Bank who have been credited with at least 1,000 hours of service during a twelve-month period are eligible to participate in the ESOP.

       The ESOP borrowed $895,630 from the Company in order to fund the purchase of 8% of the Common Stock sold in the Conversion. The amount of the loan equaled 100% of the aggregate purchase price of the Common Stock acquired by the ESOP. The loan to the ESOP is being repaid principally from the Company's and the Bank's contributions to the ESOP over a period of 10 years, and the collateral for the loan is the Common Stock purchased by the ESOP. The interest rate for the ESOP loan is a fixed rate of 8.5%. The Company may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of Common Stock, which may be acquired through the purchase of outstanding shares in the market or from individual stockholders, upon the original issuance of additional shares by the Company or upon the sale of treasury shares by the Company. Such purchases, if made, would be funded through additional borrowings by the ESOP or additional contributions from the Company. The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

       Shares purchased by the ESOP with the proceeds of the loan are held in a suspense account and released to participants on a pro rata basis as debt service payments are made. Shares released from the ESOP are allocated to each eligible participant's ESOP account based on the ratio of each such participant's base compensation to the total base compensation of all eligible ESOP participants. Forfeitures will be reallocated among remaining participating employees and may reduce any amount the Company might otherwise have contributed to the ESOP. Upon the completion of three years of service, the account balances of participants within the ESOP will become 20% vested and will continue to vest at the rate of 20% for each additional year of service completed by the participant, such that a participant will become 100% vested upon the completion of seven years of service. Credit is given for years of service with the Bank prior to adoption of the ESOP. In the case of a "change in control," as defined, however, participants will become immediately fully vested in their account balances. Benefits may be payable upon retirement or separation from service. The Company's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

       Messrs. Caldwell, James and Morse serve as trustees of the ESOP. Under the ESOP, the trustees must generally vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and unallocated shares will generally be voted in the same ratio on any matter as those allocated shares for which instructions are given, in each case subject to the requirements of applicable law and the fiduciary duties of the trustees.

       Generally accepted accounting principles require that any third party borrowing by the ESOP be reflected as a liability on the Company's statement of financial condition. Since the ESOP's loan is from the Company, the loan is not treated as a liability, but rather the amount of the loan is deducted from stockholders' equity. If the ESOP purchases newly issued shares from the Company, total stockholders' equity would neither increase nor decrease, but per share stockholders' equity and per share net earnings would decrease as the newly issued shares are allocated to the ESOP participants.

       The ESOP is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations of the Internal Revenue Service and the Department of Labor thereunder.

Indebtedness of Management

       From August 1989 through November 1996, applicable law required that all loans or extensions of credit to executive officers and directors be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

       All loans made by the Bank to its executive officers and directors are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. At December 31, 1999, the Bank had three loans outstanding to directors and executives officers of the Bank, or members of their immediate families. These loans totaled approximately $154,000 or 1.2% of the Company's total stockholders' equity at December 31, 1999.


                PROPOSAL TO AMEND THE 1999 STOCK OPTION PLAN AND
                     THE 1999 RECOGNITION AND RETENTION PLAN

       The Board of Directors of the Company adopted the 1999 Stock Option Plan ("Option Plan") and the 1999 Recognition and Retention Plan and Trust Agreement ("Recognition Plan")(together, the "1999 Plans"), both of which were approved by shareholders of the Company at its annual meeting of shareholders held on April 20, 1999. The Company completed the Conversion in July 1998. Under applicable regulations of the Office of Thrift Supervision (the "OTS"), stock benefit plans, such as the 1999 Plans, established or implemented within one year following the completion of a mutual to stock conversion are required to contain certain restrictions and limitations. Specifically, the OTS regulations provide, among other provisions, that awards granted pursuant to such plans begin vesting no earlier than one year from the date the awards are granted, shall not vest at a rate in excess of 20% per year and shall not provide for accelerated vesting except in the case of disability or death. Under the 1999 Plans, in the event of a change in control of the Company or retirement of the recipient (as defined), vesting of awards would accelerate if, as of such date, such treatment is either authorized or is not prohibited by applicable law and regulations. The OTS has authorized the elimination of these provisions more than one year after a conversion, provided that shareholder approval of such amendments to the 1999 Plans is obtained.

       The Board of Directors of the Company has adopted amendments to the 1999 Plans, subject to approval by the shareholders, in order to remove the restrictions described above and to provide that (a) new awards shall vest at the rate determined by the Board or the committee of the Board administering the 1999 Plans

(the "Committee") and (b) both existing and new awards shall accelerate and vest upon a change in control of the Company or upon retirement, as defined in the 1999 Plans. The 1999 Plans were also amended for conforming changes. These amendments are consistent with the Company's intentions when it originally adopted these 1999 Plans, and such intentions were fully disclosed in the proxy materials for the 1999 annual meeting. OTS policy requires that these amendments be presented to shareholders more than one year after a mutual to stock conversion. The amendments do not increase the number of shares reserved for issuance under the 1999 Plans or change the vesting schedule or terms of outstanding awards under the 1999 Plans, other than to accelerate the vesting upon a change in control or retirement. In the event that these amendments to the 1999 Plans are not approved by shareholders, the vesting of existing awards will not accelerate in the event of a change in control or retirement (unless authorized at such time or not prohibited by applicable laws or regulations), but the other provisions of the 1999 Plans will remain in effect as originally adopted. The Company is not in discussions with respect to any transaction that would result in a change in control of the Company, and there are no proposals, arrangements or understandings known to the Company that would result in a change in control.

       The 1999 Plans were adopted by the Company to attract and retain qualified personnel in key positions, provide officers and employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward key employees for outstanding performance. The 1999 Plans are also designed to retain qualified directors for the Company. The 1999 Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Code ("incentive stock options"), non-incentive or compensatory stock options and stock appreciation rights. Awards are available for grant to non-employee directors and key employees of the Company and any subsidiaries, except that non-employee directors are eligible to receive only awards of non-incentive stock options. Officers, key employees and non-employee directors of the Company and its subsidiaries who are selected by the Board of Directors of the Company or members of the Committee appointed by the Board are eligible to receive restricted stock awards under the 1999 Recognition Plan.

       The 1999 Plans are administered and interpreted by the Committee, which is comprised solely of two or more non-employee directors. The members of the Committee currently consist of the members of the Board's Compensation Committee.

       Under the 1999 Option Plan, the Board of Directors or the Committee determines which officers, key employees and non-employee directors will be granted options and stock appreciation rights, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. The per share exercise price of a stock option shall be at least equal to the fair market value of a share of Common Stock when the option is granted. Under the 1999 Recognition Plan, the Board of Directors or the Committee determines which officers, key employees and non-employee directors will be granted plan share awards, the number of shares subject to each award and the vesting schedule of such awards.

       As of February 29, 2000, options to purchase 83,955 shares of Common Stock have been granted and are outstanding under the 1999 Option Plan, and 27,999 shares remain available for future grant under the 1999 Option Plan. Included in the grants under the 1999 Option Plan were options covering 27,985 shares to Mr. Caldwell, 27,985 shares to Ms. Theriot, and 5,597 shares to each non-employee director (five persons).

       As of February 29, 2000, restricted stock awards for 33,585 shares have been granted under the 1999 Recognition Plan, and 11,196 shares remain available for restricted stock awards under the 1999 Recognition Plan. Included in the restricted stock awards under the 1999 Recognition Plan were awards for 11,195 shares to Mr. Caldwell, 11,195 shares to Ms. Theriot, and 2,239 shares to each non-employee director.

       Previously granted awards under the 1999 Plans will vest at the rate of 20% per year over five years. The proposed amendments to the 1999 Plans will not affect the number of shares previously granted nor change the vesting schedule of outstanding awards under the 1999 Plans but will provide that outstanding awards, as well as newly granted awards, will accelerate in certain circumstances as described above.

       A copy of the amendment to the 1999 Stock Option Plan is attached hereto as Appendix A, and a copy of the amendment to the 1999 Recognition and Retention Plan and Trust Agreement is attached hereto as Appendix B.

       The Board of Directors recommends that shareholders vote FOR adoption of the amendments to the 1999 Stock Option Plan and the 1999 Recognition and Retention Plan and Trust Agreement to provide that any future awards granted may vest at the rate determined by the Board of Directors or the Committee and that both existing and future awards granted under the 1999 Plans will accelerate under certain circumstances.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

       The Board of Directors of the Company has appointed Hannis T. Bourgeois, L.L.P., independent certified public accountants, to perform the audit of the Company's consolidated financial statements for the year ending December 31, 2000, and has further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

       The Company has been advised by Hannis T. Bourgeois, L.L.P. that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Hannis T. Bourgeois, L.L.P. will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

       The Board of Directors recommends that you vote FOR the ratification of the appointment of Hannis T. Bourgeois, L.L.P. as independent auditors for the year ending December 31, 2000.

                              STOCKHOLDER PROPOSALS

       Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in April 2001, must be received at the principal executive offices of the Company, 195 North Sixth Street, Ponchatoula, Louisiana 70454, Attention: Barbara B. Theriot, Secretary, no later than November 10, 2000. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

       Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting provided that the requirements set forth in
Article 9.D of the Company's Articles of Incorporation are satisfied in a timely manner. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 120 days prior to the anniversary date of the initial mailing of proxy materials by the Company in connection with the Company's immediately preceding annual stockholders' meeting.


                                 ANNUAL REPORTS

       A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1999 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

       Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999 and a list of the exhibits thereto required to be filed with the Securities and Exchange Commission under the 1934 Act. Such written request should be directed to Barbara B. Theriot, Secretary, Homestead Bancorp, Inc., 195 North Sixth Street, Ponchatoula, Louisiana 70454. The Form 10-KSB is not part of the proxy solicitation materials.


                                  OTHER MATTERS

       Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

       The Company has engaged Regan & Associates, Inc., a professional proxy soliciting firm, to assist in the solicitation of proxies. The Company will pay Regan & Associates a fee of $3,500 for its services, plus expenses not to exceed $1,750. The Company may solicit proxies by mail, advertisement, telephone, facsimile, telegraph and personal solicitation. Directors and executive officers of the Company and the Bank may solicit proxies personally or by telephone without additional compensation. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy solicitation materials to the beneficial owners of the Company's Common Stock.

        YOUR VOTE IS IMPORTANT! WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                      Appendix A


                                 AMENDMENT NO. 1
                                       TO
                             HOMESTEAD BANCORP, INC.
                             1999 STOCK OPTION PLAN


         WHEREAS, Homestead Bancorp, Inc. (the "Corporation") adopted and implemented the 1999 Stock Option Plan (the "Plan") within one year of the reorganization of Ponchatoula Homestead Savings, F.A. (the "Association") from the mutual holding company structure to the stock holding company structure;

         WHEREAS, the Association has changed its name to Homestead Bank; and

         WHEREAS, the Corporation desires to amend the Plan in several respects, subject to the receipt of stockholder approval;

         NOW, THEREFORE, BE IT RESOLVED, the 1999 Stock Option Plan is hereby amended as follows:

         1. All references to Ponchatoula Homestead Savings, F.A. or the Association in the Plan are hereby changed to Homestead Bank or the Bank where appropriate.

       2. Section 6.01 of the Plan is amended to delete the last sentence of such section, which imposes numeric limits on awards, in its entirety.

         3. The first sentence of Section 8.03(a) of the Plan is revised to read in its entirety as follows:

         Incentive Stock Options and Non-Qualified Options granted hereunder shall become vested and exercisable at the rate, to the extent and subject to such limitations as may be specified by the Board or the Committee.

         4. Section 8.03(b) of the Plan is revised to read in its entirety as follows:

                    (b) Accelerated  Vesting.  Unless the Board or the Committee
            shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director because of his death, Disability or Retirement. In addition, all Options hereunder shall become immediately vested and exercisable in full in the event that there is a Change in Control of the Corporation.

         5. All other provisions of the 1999 Stock Option Plan shall remain unchanged.

       IN WITNESS WHEREOF, the Corporation has caused this amendment to be executed by a duly authorized officer as of this 19th day of January 2000.

                                   HOMESTEAD BANCORP, INC.


                                   By: /s/ Lawrence C. Caldwell, Jr.
                                       -----------------------------
                                         Lawrence C. Caldwell, Jr.
                                         President and Chief Executive Officer

                                                                      Appendix B

                                 AMENDMENT NO. 1
                                       TO
                             HOMESTEAD BANCORP, INC.
             1999 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT


         WHEREAS, Homestead Bancorp, Inc. (the "Corporation") adopted and implemented the 1999 Recognition and Retention Plan and Trust Agreement (the "Plan") within one year of the reorganization of Ponchatoula Homestead Savings, F.A. (the "Association") from the mutual holding company structure to the stock holding company structure;

         WHEREAS, the Association has changed its name to Homestead Bank; and

         WHEREAS, the Corporation desires to amend the Plan in several respects, subject to the receipt of stockholder approval;

         NOW, THEREFORE, BE IT RESOLVED, the 1999 Recognition and Retention Plan and Trust Agreement is hereby amended as follows:

         1. All references to Ponchatoula Homestead Savings, F.A. or the Association in the Plan are hereby changed to Homestead Bank or the Bank where appropriate.

         2. Section 5.02 of the Plan is amended to delete the last sentence of such section, which imposes numeric limits on awards, in its entirety.

         3. The first two sentences of Section 7.01(a) of the Plan are revised to read in their entirety as follows:

            Subject to the terms hereof, Plan Share Awards granted shall be earned by a Recipient at the rate specified by the Board or the Committee. If the employment of an Employee or service as a Non-Employee Director is terminated for any reason prior to the Plan Share Award being fully earned (except as specifically provided in subsections (b), (c) and (d) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned.

         4. Section 7.01(b) of the Plan is revised to read in its entirety as follows:

                    (b) Exception for Terminations  Due to Death,  Disability or
            Retirement. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary or service as a Non-Employee Director terminates due to death, Disability or Retirement shall be deemed earned as of the
            Recipient's last day of employment with or service to the Corporation or any Subsidiary Company (provided, however, no such accelerated vesting shall occur in the event of Disability or

            Retirement if a Recipient remains employed by at least one member of the Employer Group) and shall be distributed as soon as practicable thereafter.

         5. Section 7.01(c) of the Plan is revised to read in its entirety as follows:

                    (c) Exception for a Change in Control of the Corporation. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed to be earned as of the effective date of a Change in Control of the Corporation.

         6. All other provisions of the 1999 Recognition and Retention Plan and Trust Agreement shall remain unchanged.

       IN WITNESS WHEREOF, the Corporation has caused this amendment to be executed by its duly authorized officers, and the Trustees of the Trust have also executed this Amendment No. 1, all as of this 19th day of January 2000.



ATTEST:                             HOMESTEAD BANCORP, INC.


/s/ Barbara B. Theriot              By:/s/ Lawrence C. Caldwell, Jr.
-------------------------------        -----------------------------
Barbara B. Theriot                     Lawrence C. Caldwell, Jr.
Secretary                              President and Chief Executive Officer


                                    TRUSTEES:



                                                 John C. Bohning

                                                 /s/ Robert H. Gabriel
                                                 ---------------------
                                                 Robert H. Gabriel

                                                 /s/Dennis E. James
                                                 ------------------
                                                 Dennis E. James

                                                 /s/ Allen B. Pierson, Jr.
                                                 -------------------------
                                                 Allen B. Pierson, Jr.

                                                 /s/ Milton J. Schanzbach
                                                 ------------------------
                                                 Milton J. Schanzbach

                                 REVOCABLE PROXY
                             Homestead Bancorp, Inc.

        [ X ]  PLEASE MARK VOTES AS IN THIS EXAMPLE


   This proxy is solicited on behalf of the board of directors of Homestead Bancorp, Inc. for use only at the Annual Meeting of Stockholders to be held on April 12, 2000 and at any adjournment thereof.

   The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Company's office located at 195 North Sixth Street, Ponchatoula, Louisiana 70454, on April 12, 2000, at 10:00 a.m., Central Time, or at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as follows:

1. Election of Directors

   Nominees for three-year term:

   Lawrence C. Caldwell, Jr.,    Dennis E. James      and Allen B. Pierson, Jr.

                                     WITH-           FOR ALL
                [   ] FOR      [   ] HOLD      [   ] EXCEPT

INSTRUCTION: To withhold authority to vote for one but not all of the nominees, mark "For All Except" and write the name of the nominee in the space provided below.
--------------------------------------------------------------------------------

2. Proposal to amend the 1999 Stock Option Plan and the 1999 Recognition and Retention Plan and Trust Agreement.

                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN

3. Proposal to ratify the appointment of Hannis T. Bourgeois, L.L.P. as the Company's independent auditors for the year ending December 31, 2000.

                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN


   PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING.    [   ]

   The Board of Directors recommends that you vote FOR the Board of Directors' nominees listed above and FOR Proposals 2 and 3. Shares of common stock of the Company will be voted as specified. If no specification is made, shares will be voted for the election of the Board of Directors' nominees to the Board of Directors, for Proposals 2 and 3, and otherwise at the discretion of the proxies. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. This proxy may be revoked at any time before it is exercised.

          Please be sure to sign and date this Proxy in the box below.

                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above


   Detach above card, sign, date and mail in postage paid envelope provided.

                            Homestead Bancorp, Inc.

   In their discretion, the proxies are authorized to vote with respect to approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.

   The above signed hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of Homestead Bancorp, Inc. called for April 12, 2000, a Proxy Statement for the Annual Meeting and the 1999 Annual Report to Stockholders. Please sign exactly as your name(s) appears on this Proxy. Only one signature is required in the case of a joint account. When signing in a representative capacity, please give title.

                  PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN
                  THIS PROXY CARD USING THE ENCLOSED ENVELOPE.